Investor Presentation March 2018 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.1

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding the effect of The Tax Cuts and Jobs Act on Trinity's financial results, any non-cash tax benefits from the remeasurement of Trinity's net deferred tax liabilities, the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Company's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 2

Agenda I. Trinity Industries, Inc. Overview Today II. Overview and Rationale for Planned Spin-off III. Spin-off Timeline and Progress Report IV. Appendix 3

$0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 Rail Group Leasing Barge CPG EEG All Other EPS, Total Company-Diluted • Trinity Industries, Inc. is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors • Trinity operates through five business segments: • Rail Group • Railcar Leasing and Management Services Group (“Leasing”) • Inland Barge Group • Construction Products Group (“CPG”) • Energy Equipment Group (“EEG”) • The Company serves its customers through manufacturing facilities located in North America and had approximately 15,605 employees at the end of 2017 • Total Revenue and EBITDA for FY 2017 was $3.7 billion and $851 million, respectively • FY 2017 EPS excludes the non-cash tax benefit related to the U.S. Tax Cuts and Jobs Act and spin-off related transaction costs 4 I. Trinity Industries, Inc. Overview Today External Revenue by Business Group(1) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014. All Footnotes throughout the presentation are listed on Slide 28. Rev e n u e ($mm) E P S (2) (3) (3)

Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States Energy Equipment Group  Leading manufacturer of structural wind towers  Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel utility structures for electricity transmission and distribution 5 Leading Market Positions in North America

6 Diversified Portfolio of Businesses PRESENT (FY 2017) Elevating Our Financial Performance Total Revenues = $3.7 B PAST (FY 2000) Total Revenues = $2.7 B All Footnotes throughout the presentation are listed on Slide 28. (2) (2) We strive to outperform prior cyclical peaks with higher EPS and better returns; raise the earnings floor; and improve balance sheet strength during cyclical downturns (2) (2) Revenue Operating Profit (1) (3) 35% 23% 14% 24% 4% Revenue 31% 45% 9% 14% 1% Rail Leasing CPG EEG Barge Operating Profit (1) (4) -$0.50 $0.50 $1.50 $2.50 $3.50 $4.50 $5.50 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Calendar Year EPS

7 Flexible and Cost-Effective Manufacturing In recent years, Trinity has invested significantly in its manufacturing footprint establishing a strong manufacturing platform and ability to respond to changes in market demand Flexibility Cost-Effective Trinity's manufacturing flexibility across products enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

 Incorporated in 1933 with a strong corporate culture and commitment to Company values  Seasoned management team knows how to assess the market, proactively plan for cycles and quickly adapt to changing market conditions  Cost-effective and flexible manufacturing footprint is a competitive advantage for many of our product lines  Significant liquidity position of approximately $2.5 billion and a strong balance sheet at quarter end December 31, 2017  Track record of maintaining a healthy liquidity position across the business cycle 8 Seasoned Performer Across Market Conditions

9 Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash, Cash Equivalents, & Short Term Marketable Securities $1,098 Corporate Revolver Availability 521 Warehouse Availability 849 Total Available Liquidity $2,468 mm Balance Sheet Debt ~ $3.3 B(1) Available Liquidity ~ $2.5 B Equity ~ $4.9 B Recourse Debt Senior Notes(1) $400 Convertible Subordinated Notes(1) 449 Capital Leasing Obligations(1) 29 Total Recourse $878 mm Non-Recourse Leasing Debt(2) Warehouse Facility(1) $151 Long-term Financings: Wholly-Owned(1) 885 Partially-Owned(1) 1,365 Total Non-Recourse Leasing $2,401 mm As of 12/31/17 All Footnotes throughout the presentation are listed on Slide 28. Healthy Financial Position to Complete Spin-off

$443 $470 $612 $774 $989 $1,502 $1,713 $1,032 $851 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 2012 2013 2014 2015 2016 2017 $0.67 $0.43 $0.88 $1.59 $2.38 $4.19 $5.08 $2.25 $1.52 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 10 Financial Highlights Trinity’s EPS Summary FY 2009 – FY 2017(3) FY 2017 vs. FY 2016(1)  Revenues decreased 20.3% to $3.66 billion from $4.59 billion  Operating profit decreased 31.4% to $423.3 million from $617.0 million(2)  EBITDA decreased 17.5% to $851.4 million from $1.03 billion  Earnings per common diluted share decreased 32.4% to $1.52 from $2.25 per diluted share(6) Trinity’s EBITDA Summary FY 2009 – FY 2017(7) All Footnotes throughout the presentation are listed on Slide 28. (4) (5) (6)

FY 2018 Guidance and Outlook *(As of February 22, 2018)*

Group	Item	Guidance
Total Company	EPS, excluding spin-off transaction costs:	~ $1.15 - $1.35
	Total EPS:	~ $1.00 - $1.20
	Corporate expense, excluding spin-off transaction costs:	~ $130 - $150mm
	Spin-off transaction costs:	~ $25mm
	Convertible dilution per share:	~ $0.05
	Tax rate, excluding spin-off transaction costs:	~ 24%
	Manufacturing & corporate CapEx:	~ $100 - $150mm
Rail Group	Revenue:	~ $2.2B
	Operating margin:	~ 8.0%
	Railcar deliveries:	~ 20,500
	Revenue elimination from sales to Leasing Group:	~ $845mm
	Operating profit elimination from Sales to Leasing Group:	~ $95mm
Leasing Group	Leasing and management revenues:	~ $715mm
	Leasing and management operating profit:	~ $290mm
	Proceeds from sales of leased railcars: (not included in above revenues and operating profit; primarily expected 2Q & 4Q)	~ 350mm
	Net investment in lease fleet:	~ $500mm
Inland Barge Group	Revenue:	~ $155mm
	Operating margin:	~ 0.0%
Construction Products Group	Revenue:	~ $550mm
	Operating margin:	~ 12.5%
Energy Equipment Group	Revenue:	~ $865mm
	Operating margin:	~ 8.5%







Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

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12 II. Overview and Rationale for Planned Spin-Off

13 • On December 12, 2017, Trinity Industries announced a plan to pursue the spin-off of its infrastructure-related businesses to shareholders • Transaction is expected to result in two separate public companies that will benefit from: – Leading positions in their respective industries – Strong free cash flow generation – Compelling growth opportunities • Separation is planned as tax-free spin-off to shareholders for U.S. federal income tax purposes • Expected to be completed in the fourth quarter of 2018 Spin-off of Infrastructure-Related Businesses

14 Strategic Rationale • Enhances Overall Growth Potential through Focused Companies – New infrastructure company to focus on growing market opportunity in North American infrastructure spending – Trinity Industries to operate industry-leading integrated rail leasing, manufacturing, and services business, providing single source for comprehensive rail transportation solutions and services in North America • Enables Each Company to Optimize Balance Sheet and Capital Allocation Priorities – Standalone companies plan to pursue distinct business strategies and investment decisions best suited to enhance long-term growth and shareholder value creation • Enables Businesses to Advance Differentiated Investment Theses

15 Maintains Benefits of TrinityRail’s Integrated Structure • The spin-off will preserve the TrinityRail integrated business model and its expansive market platforms • As the premier provider of rail products and services, offers an unparalleled value proposition for customers • Creates a “one-stop-shop” experience and a comprehensive range of railcar services for industrial producers, railroads, lessors, and institutional investors • Gives the ability to pursue an optimized capital structure, efficiently allocate capital, and effectively leverage multiple rail platforms

16 Infrastructure Company Positioned for Success • New growth-oriented company that is focused on infrastructure-related products and services • Businesses have leading positions in construction, energy, and marine markets • Positioned to grow free cash flows • Will have the balance sheet strength and capital allocation flexibility to pursue growth through acquisitions • Offers the ability to capitalize on the large and growing market opportunity in North American infrastructure spending

III. Spin-off Timeline/ Execution Plan 17 Announcement December 2017 Expected Completion Q4 2018 • Continued analysis and planning • Refinement of new corporate and organizational structures • Form 10 filing and SEC review process • Organization preparation • IRS private letter ruling on tax-free status of transaction • Final approval by Board of Directors • Distribution of SpinCo shares

Separation Progress Report (As of 2/22/18) • Internal Separation Planning Teams identified and project plans defined • CEO/CFO announcements of both companies – Continued progress of reorganized senior management teams • Internal refinement of business segment alignment under each company • Private letter ruling request filed with the IRS in early February • Initial Form 10 filing expected in Q2-2018 18

19 Management Announcements-Post Spin (As of 2/22/18) Management-Trinity Industries Management-Infrastructure Company  Current CEO/CFO to remain in place following the spin-off  Timothy R. Wallace, Trinity’s Chairman, Chief Executive Officer and President, will remain in his current role with Trinity following completion of the spin-off ⁻ Tim joined Trinity in 1975 and has been Chairman, Chief Executive Officer, and President of Trinity since 1999  James Perry, Trinity’s Senior Vice President and Chief Financial Officer, will remain in his current role with Trinity following completion of the planned spin-off ⁻ Mr. Perry joined Trinity in 2004 and was appointed Treasurer in April 2005. He was named a Vice President of Trinity in 2006 and appointed Vice President, Finance in 2007. Mr. Perry is in his eighth year as the Company’s CFO  Antonio Carrillo has accepted the future role of President and CEO of new Infrastructure Company ⁻ Since 2012, Mr. Carrillo has served as CEO of Mexichem S.A.B. de C.V. Prior to joining Mexichem, Mr. Carrillo spent 16 years at Trinity where he most recently served as Senior Vice President and Group President of the Company’s Energy Equipment Group and was responsible for Trinity’s Mexico operations. In 2014, he was elected to Trinity’s Board of Directors  Scott Beasley has accepted the future role of CFO of the new Infrastructure Company ⁻ Mr. Beasley is currently the Group Chief Financial Officer of Trinity’s Construction, Energy, Marine and Components businesses, and has served in this role since 2017. Mr. Beasley joined the Company in 2014 and previously served as Vice President of Corporate Strategic Planning for Trinity Industries  The appointments of the CEO/CFO roles will help to provide continuity for the new Infrastructure Company as the preparation for separation proceeds

20 IV. Appendix

$895 $522 $1,275 $2,013 $2,868 $3,817 $4,462 $3,077 $2,084 -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 Railcar Revenue Parts & Components Revenue OP Margin Market Positioning 21 Rail Group Business Conditions/Demand Outlook Current Performance(4) Rail Group Revenues and OP Margin(1)  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Investment in maintenance services has expanded capabilities for our lease fleet and key customers  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies  FY 2017 deliveries and orders totaling 18,395 and 12,900 railcars, respectively; represents 41% and 32% of FY 2017 industry deliveries and orders, respectively  Trinity’s $2.2 billion order backlog of 22,585 railcars accounts for 39% of industry backlog as of 12/17 and includes a broad mix of railcar types across many industrial sectors  Remain encouraged by stabilizing industry fundamentals, continued demand in select growth markets and improved forecast for industrial production. Fourth quarter orders received of 3,180 railcars reflect a broad mix of railcar types serving both replacement needs and select growth markets  New railcar pricing showing sign of stabilization. The elevated number of idle railcars and excess new railcar production, while improving, continue to create headwinds All Footnotes throughout the presentation are listed on Slide 28. (2) ($mm) 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Railcar Deliveries (1958 - 2020P) Projections based on Third Party estimates(3)

$329 $461 $493 $529 $587 $632 $700 $701 $744 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 2017 TILC Revenue Operations Margin PBT Margin - 20,000 40,000 60,000 80,000 100,000 120,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Managed Fleet Wholly-Owned & Partially-Owned Business Conditions/Demand Outlook 22 Market Positioning Current Performance  Leading provider of comprehensive railcar leasing and management services  Provider of operating leases offering ‘one stop shopping’ for TrinityRail shipping customers  Scale of operations facilitates active participation in secondary market activities to create Railcar Investment Vehicles (“RIVs”) and asset management services for institutional investors  Total leased railcars under management was 114,050 as of year end 2017, a 10% increase year-over-year  Solid financial performance during FY 2017 driven by lease fleet growth, high fleet utilization, asset management advisory fees and disciplined cost management initiatives  Sold $460 million of leased railcars in FY 2017, primarily through the RIV platform, reflecting strong demand from institutional investors  Expect to continue growing the lease fleet in FY 2018. Rail Group backlog included $830 million of railcars supported by lease commitments with external customers as of 12/17. Anticipate supplementing organic fleet growth with selected purchases of leased railcars in the secondary market  Renewal terms and rates have improved from recent levels. In certain markets, however, lease rates remain below expiring levels Leasing Operating Revenues and Profit (Excludes Car Sales)(3) All Footnotes throughout the presentation are listed on Slide 28. (1) (2) More Than Tripled the Size of Trinity’s Owned and Managed Lease Fleet since 2006 ($mm) Railcar Leasing & Management Services Group

$281 $354 $453 $484 $525 $552 $533 $523 $505 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% $0 $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014 2015 2016 2017 Highway Products Aggregates Other OP Margin 23 Business Conditions/Demand Outlook Market Positioning Current Performance Construction Products Group Revenues and OP Margin(1)  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers  Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Revenues declined in FY 2017, reflecting lower volumes in the highway products and construction aggregates businesses, partially offset by increased acquisition-related volume in the trench shoring business  Operating margin, while down year-over-year, remains above recent historical levels and reflects the repositioning of the business portfolio to align with more consistent demand drivers  During FY 2017, completed $63 million in acquisitions, expanding our trench shoring manufacturing platform and acquiring the assets of two lightweight aggregates businesses  Since 2013, exited the concrete and galvanizing businesses, entered and expanded the lightweight aggregates and trench shoring products businesses, and continued to invest in the Company’s natural aggregates platform  Anticipate the infrastructure plan proposed by President Trump will be a positive tailwind for needed infrastructure investment throughout the U.S.  Fixing America’s Surface Transportation ACT (FAST), passed in December 2015, authorized a $305 billion five-year funding bill for highways and other related transit programs, providing much needed stability for public agencies charged with planning transportation projects  Strong demand for aggregates in the southwestern U.S. market due to residential and non-residential investment All Footnotes throughout the presentation are listed on Slide 28. (2) ($mm) Construction Products Group

$510 $420 $473 $559 $ 665 $992 $1,114 $1,013 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $200 $400 $600 $800 $1,000 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 2017 Wind Tower and Utility Structures Revenues Other Revenues OP Margin $975 24 Business Conditions/Demand Outlook Market Positioning Current Performance Energy Equipment Group Revenues and OP Margin  Leading manufacturer of wind towers, steel utility structures, storage and distribution containers in North America  Manufacturer of tank heads for pressure and non-pressure vessels, cryogenic equipment used to store and transport liquefied gases as well as oil and gas processing equipment Structural Wind Towers:  Backlog of $781 million as of 12/17 provides solid visibility and stable production into 2020  Received structural wind tower orders of $1.2 billion in FY 2016, including a $940 million multi-year order that commenced deliveries in 2017 Total Business Segment:  Operating Profit declined in FY 2017 compared to FY 2016 reflecting mixed demand conditions for the end markets the Group serves  Five-year spending bill passed by the federal government in December 2015 included a tax incentive for wind power energy through 2019; the multi-year incentive provides developers the necessary stable planning environment to develop wind projects  Current demand levels and production visibility for utility structures continue to improve; long-term demand fundamentals remain positive as future growth in investment spending, especially connecting renewable energy to the grid, is expected  The storage container industry is highly competitive and experiencing pricing pressure from current market conditions; long-term demand fundamentals are positive given the significant investment by chemical companies along the Gulf ($mm) Energy Equipment Group

$527 $422 $549 $675 $577 $639 $653 $403 $158 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 21.0% 24.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 2017 Revenues OP Margin Business Conditions/Demand Outlook Market Positioning Current Performance Inland Barge Group Revenues and OP Margin  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Operating flexibility is a key differentiator  Barge transportation has a cost advantage in high-cost fuel environments  Revenues and profit down significantly again in FY 2017 versus recent historic levels due to a substantial decline in barge deliveries and weak pricing environment  Backlog at December 31, 2017 was $98.2 million compared to $120.0 million in 2016  Investments made over the past decade have enhanced production flexibility positioning the barge business to respond effectively as market demand changes  Continue to remain focused on reducing costs in 2018 as the business is expected to produce break-even profit  Weak market conditions persist. An oversupply of inland barges in North America continues to create headwinds, although utilization levels for our customers appear to be improving. First quarter 2018 inquiries have been encouraging thus far Replacement demand driver (as of 12/31/16):(4)  3,409 out of 18,897 hopper barges, or approximately 18.0%, are greater than 20 years old  867 out of 3,683 tank barges, or approximately 23.5%, are greater than 20 years old  From 2000 to 2015, the industry had a build-to-scrap ratio of 0.9x; in 2016 the ratio was 1.8x All Footnotes throughout the presentation are listed on Slide 28. 25 (1) (2) (3) ($mm) Inland Barge Group

Reconciliation of EBITDA (1)(2) (in millions)

	2009	2010	2011	2012	2013	2014	2015	2016	2017
Income (loss) from continuing operations	($140.8)	$69.4	$146.8	$251.9	$386.1	$709.3	$826.0	$364.7	$713.6
Add:									
Interest expense	123.1	182.1	185.3	194.7	187.3	193.4	194.7	181.9	184.0
Provision/(Benefit) for income taxes	(11.5)	37.3	92.2	134.0	204.4	354.8	426.0	202.1	(341.6)
Depreciation & amortization expense	147.1	180.9	187.7	193.7	211.5	244.6	266.4	283.0	295.4
Goodwill impairment	325.0	-	-	-	-	-	-	-	-
Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense	$442.9	$469.7	$612.0	$774.3	$989.3	$1,502.1	$1,713.1	$1,031.7	$851.4

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

TRINITY INDUSTRIES, INC.

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27 Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2009 2010 2011 2012 2013 2014 2015 2016 2017 From Leasing Operations: Revenue 329$ 461$ 493$ 529$ 587$ 632$ 700$ 701$ 744$ Operating Profit 129$ 200$ 225$ 243$ 267$ 288$ 331$ 313$ 341$ Less: Interest Expense (80) (139) (161) (174) (157) (153) (139) (125) (126) Profit Before Tax (PBT) 48$ 62$ 64$ 68$ 110$ 135$ 192$ 188$ 215$ PBT Margin 15% 13% 13% 13% 19% 21% 27% 27% 29%

Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (3) FY 2017 EPS excludes a $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act and $14 million of spin-off related transaction costs amounting to $3.06 per share and $0.06 per share, respectively; reported FY 2017 EPS was $4.52 Slide 6 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $125.8 million in FY 2017 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (4) FY 2017 EPS excludes a $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act and $14 million of spin-off related transaction costs amounting to $3.06 per share and $0.06 per share, respectively; reported FY 2017 EPS was $4.52 Slide 9 (1) Excludes unamortized discount and/or unamortized debt issuance costs (2) Leasing railcar equipment has a net book value of $6.0 billion, excluding deferred profit and including partially-owned subsidiaries Slide 10 (1) FY 2017 vs FY 2016, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) FY 2017 EPS excludes a $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act and $14 million of spin-off related transaction costs amounting to $3.06 per share and $0.06 per share, respectively; reported FY 2017 EPS was $4.52 (7) See Note in Appendix pg. 26 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 21 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2017-2020 projections are an average of estimates provided by Global Insight (12/17) and Economic Planning Associates, Inc. (01/18) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 22 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense; See Appendix pg. 27 Slide 23 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010 Slide 25 (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2017) 28 Footnotes